E-175
Exhibit No. 10
IBF VI - Guaranteed Income Fund
Form SB-2

                         LOAN AGREEMENT


     LOAN AGREEMENT (hereinafter referred to as "the Agreement"), made as of this 10th day of November, 1998 between [name] (hereinafter referred to as "Borrower"), having an offices at 279 South Bald Hill Road, New Canaan, CT, 06840 and InterBank Funding Corporation, (hereinafter referred to as "Lender"), a Delaware corporation having an office at 1733 Connecticut Avenue,
N. W., Washington, D. C. 20009-1137.

                           WITNESSETH:

      The Borrower desires to borrow and the Lender desires to lend to Borrower, the principal amount of up to Eight Hundred
Forty Thousand, and 00/100 Dollars ($840,000), pursuant to the terms of this Agreement.

     NOW THEREFORE, the parties hereto agree as follows:


                            Article I
                            The Loan


      Section 1.01 Loans. Lender agrees, upon the terms, and subject to the conditions hereof, to make advances to the
Borrower up to the sum of Eight Hundred Forty Thousand, and no/100 Dollars ($840,000), (the amount so advanced, including interest and all other costs and obligations pertaining thereto, hereinafter referred to as the "Loan"). The Loan shall be evidenced by a Promissory Note of even date herewith in the face amount of Eight Hundred Forty Thousand, and no/100 Dollars ($840,000), (hereinafter referred to as the "Note").

     Section 1.02   N/A

     Section 1.03    N/A

     Section 1.04 Commitment Fee. A commitment fee equal to Eighty Five Thousand and no dollars will be due at the time of the closing of the loan; additional commitment fees will be due upon the granting of further extensions, which is at the sole discretion of the Lender.







                           Article II
                  Representations and Covenants


      Section  2.01   Representations.    The Borrower represents
and warrants to the Lender that :

      (a) The Borrower has the power and authority to execute, deliver and perform this Agreement, and each of the other documents executed in connection therewith (collectively, the "Loan Documents") to own its properties and to carry on its business as now conducted;

      (b) The execution, delivery and performance of the Loan Documents (i) have been duly authorized by all requisite action of the Borrower, and (ii) does not violate any provision of law, any order of any court or other agency, or any agreement to which the Borrower is a party or by which the Borrower is bound;

      (c) As of the date hereof, there are no actions, suits, or proceedings before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality pending against the Borrower which if determined adversely to the Borrower, would have a material effect on the Borrower;

      (d) No Event of Default has occurred under this Agreement and no default has occurred under any of the other Loan
Documents;

     (e) The Borrower makes no claim that the terms of the Note, including without limitation the interest rate thereon, nor anything contained herein is usurious nor that there exists any offset, deduction or defense with respect to the Borrower's obligations under the Loan Documents;

     (f) There are no outstanding judgments against the Borrower which have not been paid;

      (g) There are no impediments to the full and complete performance by the Borrower hereunder or under any of the Loan
Documents.

      Section 2.02 Certain Covenants. The Borrower covenants and agrees that so long as this Agreement shall remain in effect or any principal of or interest on said Loan shall be unpaid, to:

      (a) Pay all sums due and owing under the Note pursuant to its terms;



     (b) Give prompt notice to the Lender of (i) any proceedings of which the Borrower has notice instituted by or against the Borrower, and (ii) any other action, event or condition of any nature which the management of the Borrower reasonably believes could have, lead to, or result in a material adverse effect upon the business, assets of financial condition of the Borrower;

      (c) Refrain from selling, assigning, mortgaging, pledging, granting or permitting any security interest, lien or encumbrances of any nature in any amount to exist with respect to any of the Borrower's accounts receivable or inventory, except where such sale, assignment, security interest, lien or encumbrance is for the benefit of the Lender.

      (d) Provide the Lender on or before the 10th day of each month Borrower's financial statements, and providing such other information, including interim financial statements, concerning the Borrower's business affairs and financial condition as the Lender may from time to time request;

      (e)   Not incur any additional indebtedness except, in  the
ordinary   course  of  business,  with  customary  time   payment
arrangements with vendors and suppliers; and

      (f) Pay all sums that may be necessary to be paid in order to enforce the Note and to enforce and/or to record any agreement or any other documentation executed and delivered in connection with the Note, including but not limited to, this Agreement, whether such sums be in the nature of recording fees, mortgage tax or any other expense in connection with such recording.

      Section 2.03 Negative Pledge Covenants. The Borrower pledges, covenants and agrees that so long as this Agreement shall remain in effect or the principal of or interest on the Loan shall remain unpaid it shall not, without the prior written consent of the Lender, do any of the following :

      (a) Sell, transfer or otherwise convey, either voluntarily or involuntarily, all or any substantial portion of its business or assets or any interest or estate therein;

     (b) Suffer or permit any mechanics' or other statutory lien which is filed against any of its assets to remain undischarged or not bonded for a period exceeding sixty (60) days beyond the filing date thereof.

                           Article III
                      Voluntary Prepayments


      Section 3.1 Voluntary Prepayments. Borrower shall have the right, without payment of any premium or penalty, to make total or partial prepayments on the Note on the last day of any month, provided Borrower has given Lender not less than ten (10) business days prior written notice of its intention to do so.



                           Article IV
                           Collateral


     Section 4.1    Collateral.

     a.)  Borrower shall execute and deliver a Security Agreement
(the "Security Agreement") granting Lender a security interest in
all   of  Borrower's  ownership  interest  in  Preferred  Pension
Administrators.


                            Article V
                         Renewal Option


      Section 5.1 Renewal Option. Borrower, upon five (5) business days advance notice, may apply to Lender for an extension. The extension shall be for a term of no more than one hundred eighty (180) days, and shall otherwise be on the same terms and conditions, and with the same security, as the Loan. The extension will be made only at the sole discretion of the Lender and provided that all of the following conditions are met:

     (a) Borrower is not at the time of the request to extend in default hereunder or under the Note:

      (b) Borrower has furnished timely the reports as set forth in Section 2.02,
          Paragraph (d);

     (c)  All sums then due Lender have been paid.



                           Article VI
                             Default

      Section  6.01    Event of Default.   Each of the  following
shall constitute an "Event of Default" under this Agreement :

      (a) If any representation or warranty made in connection with this Agreement shall prove to be incorrect in any material respect;

      (b) The failure to make any payment of principal or interest under the Note on or before the due date thereof;

      (c) A default in respect of any liabilities or obligations (present or future, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, original or acquired) of the Borrower, or any of its affiliates, to the Lender or any of its affiliates, after the expiration of any applicable grace, notice or cure period;

      (d) The admission (whether in writing or otherwise) by Borrower of its inability to pay its debts generally as they become due;

      (e) The commencement by the Borrower of a voluntary case (or other proceeding) under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable foreign or state bankruptcy, insolvency or other similar law; or the continued existence for more than thirty (30) days in respect of the Borrower of any involuntary case (or other proceeding) under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable bankruptcy, insolvency or other similar law; or the appointment of a receiver, liquidator, assignee, custodian, manager, trustee, sequestrator or similar official of the Borrower or for any substantial part of its business; or the making by the Borrower of any assignment for the benefit of creditors; or the failure of the Borrower generally to pay its debts as they become due; or the taking by the Borrower of action to do or authorize any of the foregoing or in the furtherance of any of the foregoing.


     Section 6.02   Effect of Default.

     (a) Upon the occurrence of an Event of Default, the Lender, in its sole and absolute discretion, may (i) declare all of the Loan to be immediately due and payable and/or exercise such of the other remedies provided for in the Loan Documents as the Lender may elect; and/or (ii) pursue any other rights or remedies available to the Lender under this Agreement or the other Loan Documents.

      (b) Without limiting any remedy otherwise available to the Lender, and at Lender's option, the Borrower shall pay as a late charge, to the extent permitted by law, five cents ($.05) per each dollar ($1.00) of each payment more than ten (10) days in arrears and accepted by the Lender, to cover the extra expense involved in handling delinquent payments.

      (c) If the Borrower fails to observe or perform any of the covenants or agreements on the part of the Borrower to be performed hereunder, then the Lender may, but shall not be obligated to, perform the same, and all necessary and reasonable costs incurred by the Lender in performing the Borrower's covenants and agreements, including reasonable counsel fees, shall be repaid by the Borrower upon demand, together with interest thereon at the default rate under the Note.


     Section 6.03   No Waiver.

      (a) Any failure of the Lender to exercise its option to declare the Loan immediately due and payable, or any forbearance by the Lender before or after any exercise of such option, or any forbearance to exercise any other remedy of the Lender, or any withdrawals or abandonment of the Lender of any of its right in any one circumstance, shall not be construed as a waiver of any option, power, remedy or right of the Lender hereunder except to the extent, if any, the action of the Lender constitutes an express waiver with respect to such one circumstance. The rights and remedies of the Lender expressed and contained in this Agreement and in the other Loan Documents are cumulative, and none of them shall be deemed to be exclusive of any other or of any right or remedy the Lender may now or hereafter have in law or in equity. The election of any one or more remedies shall not be deemed to be an election of remedies under any statute, rule, regulation or other law.

      (b) The obligations of the Borrower (and the rights and remedies of the Lender against the Borrower) hereunder shall in no way be modified, abrogated, terminated or adversely affected by (i) any forbearance by the Lender in collecting any sums due, or (ii) the granting of any extension of time to perform any obligation hereunder, or (iii) any impairment of the collateral, if any, which may now or hereafter be assigned or delivered to Lender to secure payment of the Loan, by reason of any act, failure to act or negligence of the Lender.



                           Article VII
                          Miscellaneous


      Section 7.01 Notices. All notices to be given hereunder shall be delivered by hand, or sent to the party to be notified via Certified Mail, Return Receipt Requested, or sent by a recognized overnight courier which provides evidence of receipt, and shall be deemed given when delivered by hand or one (1) day after delivery to such recognized overnight courier, or three (3) days after being posted with the United States Postal Service addressed to the parties as follows:



            If  to  the  Lender  at:           InterBank  Funding
Corporation
                              1733 Connecticut Avenue, N. W.
                              Washington, D. C. 20009-1137

          If to the Borrower at:        [name]

      Section  7.02   Successors and Assigns.  The terms Borrower
and  Lender shall include the named Borrower and the named Lender
and   their  respective  legal  representatives,  successors  and assigns.

      Section 7.03 Severability. If any one or more of the provisions contained in this Agreement or in any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other of the other Loan Documents, and in lieu of such invalid, illegal or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

      Section 7.04 Expenses of Lender. The Borrower shall pay all out-of-pocket expenses, including but not limited to, reasonable counsel fees incurred by Lender in connection with the preparation, execution and delivery of this Agreement and the enforcement or amendment of any of its rights or provisions hereunder. Expenses for the preparation and review of the documents shall be collected at the closing. Any other expenses incurred will be collected at the time of the final reconciliation.

      Section 7.05 Indemnity. The Borrower shall indemnify and hold harmless the Lender from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, proceedings, judgments, costs, expenses, and disbursements, including but not limited to, counsel fees, in any way relating to or arising out of the failure of the Borrower to perform in full its obligations under this Agreement or under any of the other Loan Documents.

      Section 7.06   Applicable Law.     This Agreement shall  be
governed by and construed in accordance with the laws of the District of Columbia without regard to conflict of laws or principles.

      Section  7.07   Jurisdiction.  ANY ACTION OR PROCEEDING  IN
CONNECTION  WITH  THIS AGREEMENT MAY BE BROUGHT  IN  A  COURT  OF
RECORD OF THE DISTRICT OF COLUMBIA. THE PARTIES HEREBY CONSENTING
TO THE JURISDICTION THEREOF.

      Section 7.08 Waiver of Certain Defenses. IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENTS, THE BORROWER WAIVES ANY CLAIM THAT THE DISTRICT OF COLUMBIA IS AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION EXCEPT FOR ANY COUNTERCLAIMS DEEMED COMPULSORY UNDER APPLICABLE COURT RULES OR STATUTES.

      Section 7.09 Waiver of Jury Trial and Waiver of Certain Damages. IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS
AGREEMENT OR ANY OTHER LOAN DOCUMENTS, THE LENDER AND BORROWER MUTUALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY AND BORROWER HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

      Section 7.10 Joint and Several Liability. If this Agreement is executed by more than one person or entity, all representations, warranties, obligations and covenants made by the Borrower hereunder shall be deemed to have been made by each of such persons and entities and the obligations and duties of such parties hereunder shall be deemed to be joint and several in all respects.

     Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instruments to produce or account for more than one of such fully executed counterparts.

IN WITNESS WHEREOF, this Agreement has been fully executed by the Borrower and Lender as of the day and year first above written.

                         BORROWER :

                         [name]

                         By:  _____________________________

                         Name:     _____________________________
                                    (Please Print)

                         Title:    _____________________________
                                    (Please Print)


                         LENDER :

                         INTERBANK FUNDING CORPORATION

                         By:  _____________________________

                         Name:     _____________________________
                                    (Please Print)

                         Title:    _____________________________
                                    (Please Print)

                         PROMISSORY NOTE

$840,000                 Washington, DC           November  10,
1998



      FOR  VALUE  RECEIVED, we promise to pay  to  the  order  of
InterBank Funding Corporation, a Delaware Corporation with offices at 1733 Connecticut Avenue, N. W., Washington, D. C. 20009-1137, or such other place as the holder hereof may from time to time designate in writing, the sum of EIGHT HUNDRED FORTY THOUSAND, AND NO/100 DOLLARS ($840,000.00), or so much thereof as may be advanced, in lawful money of the United States, with interest on the amount from time to time outstanding at the rate of fifteen percent (15.00%) per annum, payable as hereinafter stipulated.

      THE ENTIRE PRINCIPAL BALANCE and all unpaid and accrued interest on this Note shall be due and payable on the 10th day of November, 1999.


     Upon not less than ten (10) days prior written notice of its intent to do so, Maker shall have the privilege of prepaying all or any part of this Note on the last day of any month, without penalty.

      The principal of this Note after maturity and all past due interest shall bear interest until paid at that rate that shall be ten per cent (10%) per annum in excess of the rate above stated, or the maximum permissible by law, whichever is the lesser.

      Default in the payment of any part of the principal or interest, when due, or failure to comply with any of the obligations, agreements and conditions contemplated by the Loan Agreement of even date herewith pursuant to which this Note is issued or in the instrument given to secure this Note shall, at the option of the Holder hereof, mature the whole of this Note, upon notice to Maker.

      In the event this Note is placed into the hands of an attorney for collection, or if collected through Probate or Bankruptcy proceedings, then an additional ten per cent (10% on the amount of principal and interest then owing hereon, shall be added to the same as attorney's fees.

      To the extent permitted by law, the makers and all endorsers, sureties and guarantors of this Note hereby severally waive notice of intention to accelerate, notice of acceleration, presentment for payment, notice of nonpayment, protest and diligence in bringing suite, against any party hereto, and consent to any renewal, extension, or rearrangement, or other indulgence with respect to this Note any time without notice to any of them.



      It is the intent of Maker and Payee in the making of the loan represented by this Note, including all obligations arising hereunder (the "Loan"), to contract in strict compliance with applicable usury law. In furtherance thereof, Maker and Payee stipulate and agree that none of the terms and provisions contained herein, or in any instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money or to pay interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither the Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Loan shall ever be required to pay interest thereon at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Note or any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith shall be deemed inoperative. If the maturity of the Loan shall be accelerated for any reason or if the principal of the Loan is paid prior to the end of the term thereof, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the applicable maximum lawful rate, the Holder of the Loan shall refund to Maker the amount of such excess or shall credit the amount of such excess against the principal balance of the Loan then outstanding. In the event that Payee or any other holder of the Loan shall collect monies which are deemed to constitute interest in an amount sufficient to increase the effective interest rate on the Loan to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the lawful rate shall, upon such determination, at the option of the Payee, be immediately returned to the Maker or credited against the principal balance of the Loan then outstanding. The term "applicable Law" as used herein shall mean the laws of the District of Columbia or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

      This Note has been issued pursuant to a Loan Agreement of even date herewith between Maker and Payee, to which reference is made for all purposes. Advances against this note and required reductions in the outstanding principal balance of this Note shall be governed by the Loan Agreement. Payee is entitled to the benefits of the security provided for in the Loan Agreement, including a security interest in the designated accounts receivable of Maker created by a Security Agreement of even date herewith.


                         [name]

                         By:  ________________________________

                                                            Name:
________________________________
                                   (Please Print)

                                                           Title:
________________________________
                                   (Please Print)

                       SECURITY AGREEMENT



      This  Security Agreement (the "Agreement") dated as of  the
10th  day  of  November 1998, is made by and between [name]  (the
"Debtor"),   and  InterBank  Funding  Corporation,   a   Delaware
corporation (the "Secured Party").


                            RECITALS:


     A. The Debtor and the Secured Party have entered into that certain Loan Agreement (the "Loan Agreement") of even date herewith under the terms of which the Secured Party has committed to provide to the Debtor a loan in the original aggregate principal amount of up to Eight Hundred Forty Thousand, and no/100 Dollars ($840,000), and Debtor has agreed to repay such loan, pursuant to a Promissory Note of even date herewith (the "Note"). The obligations of Debtor arising under the Note, the Loan Agreement and all other documents executed in connection therewith are hereinafter sometimes collectively referred to as the "Secured Obligations."

     B. This Agreement is issued pursuant to, and is subject to all terms, provisions, conditions and limitations set forth in the Loan Agreement, and if any provision contained in this Agreement is in conflict with or inconsistent with any provision contained in the Loan Agreement, the Loan Agreement shall govern and control. Capitalized terms used but not otherwise defined herein shall have the meanings as ascribed to them in the Loan Agreement.

      C. Pursuant to the Loan Agreement, the Secured Party has this day provided all or a portion of such funds to the Debtor.

      D. As a condition to providing such funds to the Debtor, the Secured Party requires that the Debtor grant a security interest in certain property owned by the Debtor to secure payment and performance of certain obligations of the Debtor, including its obligations under the Note.


                            AGREEMENT


      NOW,  THEREFORE, in consideration of the premises  and  for
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

      1. Security Interest. The Debtor hereby grants to the Secured Party security interests in and to any and all present or future rights of the Debtor in and to all of the following rights, interests, and property (all of the following being herein sometimes called the "Collateral"):

           (a)   Debtor's ownership interest in Preferred Pension
Administrators


      2.    The  Obligations.     The security  interests  herein
granted (the "Security Interests") shall secure full payment and performance of all of the Secured Obligations.

      3. Representations and Warranties of the Debtor. The Debtor represents and warrants to the Secured Party that (a) the Debtor is the owner of the Collateral; (b) the Security Interests are first and prior security interests in and to all of the Collateral; and (c) to the Debtor's knowledge, except as disclosed in the Loan Agreement, no dispute, right of setoff, counterclaim, or defenses exist with respect to all or any part of the Collateral. The delivery at any time by the Debtor to the Secured Party of Collateral shall constitute a representation and warranty by the Debtor under this Agreement that, with respect to such Collateral, and each item thereof, the matters heretofore warranted in clauses (a) through (c) of this Section 3 are true and correct in all material respects.

      4. Defaults. As used herein, the term "Event of Default" has the meaning given to such term in the Loan Agreement, all of the terms, covenants, conditions and provision of which are incorporated herein by reference the same as if set forth herein verbatim.

      5. Remedies. Subject to Section 19 hereof, without limiting or affecting any rights, remedies or privileges unrelated to any Event of Default that Secured Party may have under the Loan Agreement, the Note or any Other Agreements, upon the occurrence of an Event of Default and during the continuance thereof, the Secured Party may exercise any and all rights, remedies, and privileges it may have under the District of Columbia Business and Commerce Code and any of the Loan Agreement, the Note and the Other Agreements that are triggered by an Event of Default. Without limiting the generality of the foregoing, before or after default Secured Party may contact account debtors directly to verify information furnished by Debtor; notify obligors on the Collateral to pay
Secured Party directly; take control of all proceeds of and payments on any Collateral and apply them against the Secured Obligations; and, as Debtor's agent endorse any documents or chattel paper that is Collateral or that represents Collateral. Secured Party has no obligation to collect any account and will not be liable for failure to collect any account or for any act or omission on the part of Secured Party or Secured Party's officers, agents or employees, except willful misconduct.

     6. Costs, Risks. Subject to Section 19 hereof, should any part of the Collateral come into the possession of Secured Party, whether before or after an Event of Default, Secured Party may use or operate such Collateral for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of the Collateral. Debtor covenants to promptly reimburse and pay to the Secured Party, at the Secured Party's request, the amount of all reasonable expenses (including the cost of any insurance and payment of taxes or other charges ) incurred by the Secured Party in connection with its custody, preservation, use, or operation of the Collateral, and, all such expenses, costs, taxes, and other charges shall be a part of the Secured Obligations and shall bear interest as provided under the Loan Agreement from the date incurred until the date repaid to the Secured Party. It is agreed, however, that the risk of loss or damage to such Collateral is on the Debtor, and the Secured Party shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

      7.   Notice.        Reasonable notification of the time and
place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made (including retention thereof in satisfaction of the Liabilities), shall be sent to the Debtor and to any other person entitled under the Code to notice. It is agreed that notice sent or given at least ten (10) Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

      8. Rights Cumulative. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the Security Interests herein or in the payment of the Note or the Secured Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     9. Assignment. The rights, powers and interests held by the Secured Party hereunder, together with the Security Interests in the Collateral, may be transferred and assigned by the Security Party in accordance with the terms of the Loan Agreement.

      10. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

      11. Binding Effect. This Agreement shall be binding on the Debtor and the Secured Party and their respective successors and permitted assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and permitted assigns.

       12. Termination. This Agreement and the Security Interests in the Collateral will terminate when the Secured Obligations have been paid in fully by extinguishment thereof but not by renewal, modification or extension thereof. Upon such termination, the Secured Party agrees to execute and to deliver to Debtor upon request appropriate termination statements and releases of lien evidencing such termination.

      13. Governing Law. THIS AGREEMENT CONSTITUTES A SECURED COMMERCIAL LENDING TRANSACTION GOVERNED BY THE UNIFORM COMMERCIAL CODE (TO THE EXTENT APPLICABLE). THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AT THE DISTRICT OF COLUMBIA AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE DISTRICT OF COLUMBIA APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, AND THE DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT. DEBTOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS PARAGRAPH 13 SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR AND/OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH PARTY MAINTAINS OFFICES OR HAS PROPERTY.

     14. Mailings. Unless otherwise required herein, any notice, request, instruction or other document required or permitted to be delivered hereunder by either party hereto to the other shall be given as set forth in the Loan Agreement, and shall be deemed to have been delivered as set forth therein.

      15. Agreement as Financing Statement. The Secured Party shall have the right at any time to execute and file a copy of this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.

      16. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      17. Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

      18.   Number  and  Gender of Words.   Whenever  herein  the
singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      19. Further Assurances. Debtor agrees to execute, deliver and file any and all other agreements, assignments, conveyances, mortgages, financing statements and/or other instruments and documents as may be requested by Secured Party in order to evidence or perfect Secured Party's security interests in the Collateral

     20. Matters pertaining to Collateral. Debtor has delivered or will deliver to Secured Party certificate(s) representing the Collateral, either endorsed or with a fully executed Collateral power attached to be held by Secured party in accordance with the terms of this Agreement.

          (a) The Debtor grants the Secured Party and its assigns full power to sell, assign, and deliver the whole or any part of the Collateral, or any additions thereto, at any brokers exchange or elsewhere, at public or private sale, at the Secured party's option, in order to satisfy any part of the obligations of Debtor now existing or hereafter arising, which are in default. On any such sale Secured Party or its assigns may purchase all or any part of the Collateral. Out of the proceeds of any sale, Secured Party shall retain an amount equal to the principal and interest then due under the Loan plus attorney's fees and costs of sale, and shall pay any remaining balance to the Debtor. The rights and remedies provided for herein shall be in addition to the rights of Secured Party under applicable law, the Loan Agreement, the Note or any other Agreements.

          (b) The Debtor authorizes Secured Party to deliver at any time all or any portion of the Collateral, to deal with the Collateral in the same manner as if it stood in the name of Secured Party, and to apply the proceeds of sale in payment or reduction of any Secured Obligations of Debtor. Debtor waives any notice of any kind relative to the sale or other disposition of the Collateral.

          (c) During the term of this Agreement, all cash dividends or other distributions made or paid on the Collateral shall become part of the security pledged hereunder, and on the occurrence of an Event of Default, any dividends paid on the Collateral shall be paid to Secured Party in partial satisfaction of the Secured Obligations of Debtor.

          (d) During the term of this Agreement, and so long as no Event of Default has occurred and is continuing, the Debtor shall have the right to vote the Collateral on all corporate questions. If an Event of Default occurs, and so long as it continues, then, at Secured Party's election in its sole discretion indicated by written notice to Debtor, all of Debtor's rights to exercise any voting or other consensual rights pertaining to the Collateral or any part thereof shall cease, and all such rights shall thereupon become vested in Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights. In furtherance of the immediately preceding sentence, Debtor irrevocably constitutes and appoints Secured Party, effective upon Secured Party's giving of the foregoing notice after the occurrence and during the continuance of any Event of Default, as Debtor's proxy with full power, in the same manner, to the same extent and with the same effect as if Debtor were to do the same, and whether or not the Collateral has been transferred into the name of Secured Party or its nominee: (a) to attend all meetings of stockholders of Preferred Pension Administrators and to vote the Collateral at such meetings in such manner as Secured Party shall, in its sole discretion, deem appropriate, including, without limitation, in favor of the liquidation of Preferred Pension Administrators; (b) to consent, in the sole discretion of Secured Party, to any and all action by or with respect to Preferred Pension Administrators for which the consent of the stockholders of Preferred Pension Administrators is or may be necessary or appropriate; and (c) without limitation, to do all things which Debtor can or could do as a stockholder of Preferred Pension Administrators, giving to Secured Party full power of substitution and revocation. The foregoing proxy shall terminate when this Agreement is no longer in full force and effect as hereinafter provided. Debtor hereby revokes any proxy or proxies heretofore given by Debtor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in full force and effect as hereinafter provided.

          e) In the event that, during the term of this Agreement, any stock dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the issuer of the Collateral, all new, substituted and additional shares, or other securities, issued by reason of any such change shall be held by Secured Party under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.

                         SECURED PARTY:

                         INTERBANK FUNDING CORPORATION

                         By:  ________________________________

                                                            Name:
________________________________
                                   (Please Print)
                                                           Title:
________________________________
                                   (Please Print)

                         DEBTOR:

                         [name]

                         By:  ________________________________

                                                            Name:
________________________________
                                   (Please Print
                                                           Title:
_________________________________
(Please Print)